 *  Earnings ReleaseQ3 2018 ResultsApril 19, 2018

 *  *  Business ResultsQ3 FY 2018

 *  Third Quarter FY 2018  Organic Sales Growth  Organic Volume Growth  Core EPS Growth  Adj. Free Cash Flow Productivity  Q3 FY ‘18  +1%  +2%  +4%  95%

 *  Jan – Mar 18 (Q3 FY 18) ResultsOrganic Sales Growth  Organic sales growth was volume driven, with organic volume up +2%. Pricing rounded to a 2 point headwind and mix added a point to organic sales – mainly from growth of premium priced products.

 *  Jan – Mar 18 (Q3 FY 18) ResultsCore EPS Growth  Foreign exchange added about 3 points to EPS growth. Core gross margin declined 110 basis points driven by headwinds from higher commodity and transportation costs, mix, pricing and reinvestments. Core SG&A decreased 10 basis points with savings offset by nearly 100 points of non-recurring gains in the base period. Total productivity savings were a 310 bps benefit for the quarter.

 *  Jan – Mar 18 (Q3 FY 18) ResultsCurrency-Neutral Core EPS Growth

 *  *  Business Segment Results and HighlightsQ3 FY 2018

Jan – Mar 18 (Q3 FY 18) Results
Beauty Segment



Organic Sales
Organic Volume
Net Earnings
Constant Currency Net Earnings
5%
0%
23%
17%

- -1% Pricing, +6% Mix
- Organic Sales: ↑ Low single digits in Developed markets, ↑ Mid-single digits in Developing markets
- Global value share declined 0.3 point versus year ago
- Net Earnings: Productivity improvements, favorable product mix and currency help were partially offset by marketing investments and commodity headwinds.

8

Jan – Mar 18 (Q3 FY 18) Results
Beauty Highlights

By Category	Organic Sales Growth IYA		
	Global	Developed	Developing
Hair Care	~=	-	~=
Skin & Personal Care	+	+	+

- Hair Care organic sales were flat versus year ago. Developed markets were down low single digits related to competitive activity. Developing markets were up low single digits driven by premium innovation.

- Skin & Personal Care organic sales grew double digits versus year ago. Developing markets were up double digits led by strong growth in China across Olay Skin and SK-II. Developed markets were up high single digits led by premium innovation in Skin and Personal Care and SK-II growth in Japan.

- \+ represents growth above 1%, ~= represents growth of 1% to decline of 1%; - represents decline greater than 1%.

9

Jan – Mar 18 (Q3 FY 18) Results
Grooming Segment


Organic Sales
Organic Volume
Net Earnings
Constant Currency Net Earnings
3%
0%
-3%
-5%

- -3% Pricing, -3% Mix
- Organic Sales: ↓ Mid-single digits in Developed markets, ↑ Low single digits in Developing markets
- Global value share declined 0.3 points versus year ago (growing +0.3 past 1 month).
- Net Earnings: Productivity savings, volume and currency tailwinds were more than offset by the pricing investments on the U.S. Shave Care business and unfavorable mix.

10

Jan – Mar 18 (Q3 FY 18) Results
Grooming Highlights

By Category	Organic Sales Growth IYA		
	Global	Developed	Developing
Grooming	-	-	~=

- Grooming organic sales declined low single digits versus year ago due to softness in Shave Care. Developing markets increased low single digits led by growth in appliances. Developed markets decreased mid-single digits led by the pricing intervention in the U.S. Shave Care business.

11

- + represents growth above 1%, ~= represents growth of 1% to decline of 1%; - represents decline greater than 1%.

Jan – Mar 18 (Q3 FY 18) Results
Health Care Segment



Organic Sales
1%
Organic Volume
3%
Net Earnings
-2%
Constant Currency Net Earnings
-8%

- -2% Pricing, Flat Mix
- Organic Sales: Flat in Developed markets, ↑ Mid-single digits in Developing markets
- Global value share decreased 0.2 point versus year ago
- Net Earnings: Volume growth, currency tailwinds and productivity improvements were partially offset by pricing investments and unfavorable geographic mix.

12

Jan – Mar 18 (Q3 FY 18) Results
Health Care Highlights

By Category	Organic Sales Growth IYA		
	Global	Developed	Developing
Oral Care	-	-	~=
Personal Health Care	+	+	+

- Oral Care organic sales declined low single digits versus year ago. Developed markets declined low single digits with growth in Power and Premium Paste Innovation offset by Paste value interventions and inventory adjustments in North America. Developing markets were flat with Premium Paste offset by declines on low-tier Paste in China and unfavorable mix in Latin America.
- Personal Health Care organic sales increased mid-single digits versus year ago due to strong volume largely driven by strong Cold/Cough Season and PGT JV results.

13

- + represents growth above 1%, ~= represents growth of 1% to decline of 1%; - represents decline greater than 1%.

Jan – Mar 18 (Q3 FY 18) Results
Fabric & Home Care Segment


3%
4%
6%
3%
Organic Sales
Organic Volume
Net Earnings
Constant Currency Net Earnings

- -1% Pricing, Flat Mix
- Organic Sales: ↑ Low single digits in Developed markets, ↑ Mid-single digits in Developing markets
- Global value share increased 0.2 points versus year ago
- Net Earnings: Volume growth, productivity improvements and currency tailwinds were more than offset by product and geographic mix hurt, commodities headwinds and value investments.

14

Jan – Mar 18 (Q3 FY 18) Results
Fabric & Home Care Highlights

By Category	Organic Sales Growth IYA		
	Global	Developed	Developing
Fabric Care	+	+	+
Home Care	+	+	+

- Fabric Care organic sales grew low single digits versus year ago. Developed markets increased low single digits behind innovation driven volume growth across Laundry and Fabric Enhancers. Developing markets increased mid-single digits driven by innovation and pricing.

- Home Care organic sales grew mid-single digits versus year ago led by growth across Dish, Air and Surface Care led by premium innovation and pricing partially offset by value investments.

15

- + represents growth above 1%, ~= represents growth of 1% to decline of 1%; - represents decline greater than 1%.

Jan – Mar 18 (Q3 FY 18) Results
Baby, Feminine & Family Care Segment


Organic Sales
Organic Volume
Net Earnings
Constant Currency Net Earnings
-3%
-2%
-3%
-5%

- -1% Pricing, Flat Mix
- Organic Sales: ↓ Low single digits in Developed markets, ↓ Mid-single digits in Developing markets
- Global value share declined 0.7 points versus year ago
- Net Earnings: Productivity savings and currency tailwinds were more than offset by commodity headwinds, value investments and unfavorable size/form mix.

16

Jan – Mar 18 (Q3 FY 18) Results
Baby, Feminine and Family Care Highlights

By Category	Organic Sales Growth IYA		
	Global	Developed	Developing
Baby Care	-	-	-
Feminine Care	+	+	~=
Family Care	-	-	N.A.

- Baby Care organic sales declined mid-single digits versus year ago. Developed markets were down low single digits with value investments and competitive activity partially offset by strong Pants growth and innovation. Developing markets were down high single digits with strong growth on Pants offset by softness on mainline taped diapers in China and Pampers inventory draw down in Brazil.

- Feminine Care organic sales increased low single digits versus year ago in developed and developing markets led by strong growth on premium innovation and Always Discreet.

- Family Care organic sales declined low single digits versus year ago with growth from innovation more than offset by trade inventory reductions and merchandizing investments.

17

- + represents growth above 1%, ~= represents growth of 1% to decline of 1%; - represents decline greater than 1%.

 *  *  FY 2018 Guidance

 *    FY ‘18  Organic Sales Growth  +2% to +3%  All-in Sales Growth  About +3%  Maintaining range of organic sales growth of 2% to 3%. We are at 1.4% fiscal year to date, leaving us at the low-end of this range – potentially rounding up to 2 percent for the full year. Expect all-in sales of about 3%. This includes a net benefit from the combination of foreign exchange and acquisitions & divestitures.   FY 2018 GuidanceSales

FY 2018 Guidance
Core EPS

- Raising outlook of Core EPS growth range to 6% to 8%
- Now expect the core effective tax rate range of 22% to 22.5%
- ~2% EPS benefit due to discrete share repurchases and carryover benefit from the beauty transaction share exchange

	FY '18
Core EPS Growth	6% to 8%
All-in EPS Growth	-31% to -33%

20

*   Increased toAdjusted Free Cash Flow Productivity: approximately 95%Capital Spending, % Sales: 5% to 5.5%Dividends: ~$7.5BDirect Share Repurchase: $6 to 8B  FY 2018 GuidanceCash Generation & Usage

 *  Significant strengthening of the U.S. DollarFurther commodity cost increasesFurther political and economic volatilitySignificant deceleration of market growth rates  FY 2018 GuidancePotential Headwinds Not Included in Guidance

 *

 *  Forward Looking Statements  Certain statements in this release or presentation, other than purely historical information, including estimates, projections, statements relating to our business plans, objectives, and expected operating results, and the assumptions upon which those statements are based, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are based on current expectations and assumptions, which are subject to risks and uncertainties that may cause results to differ materially from those expressed or implied in the forward-looking statements. We undertake no obligation to update or revise publicly any forward-looking statements, whether because of new information, future events or otherwise.Risks and uncertainties to which our forward-looking statements are subject include, without limitation: (1) the ability to successfully manage global financial risks, including foreign currency fluctuations, currency exchange or pricing controls and localized volatility; (2) the ability to successfully manage local, regional or global economic volatility, including reduced market growth rates, and to generate sufficient income and cash flow to allow the Company to affect the expected share repurchases and dividend payments; (3) the ability to manage disruptions in credit markets or changes to our credit rating; (4) the ability to maintain key manufacturing and supply arrangements (including execution of supply chain optimizations and sole supplier and sole manufacturing plant arrangements) and to manage disruption of business due to factors outside of our control, such as natural disasters and acts of war or terrorism; (5) the ability to successfully manage cost fluctuations and pressures, including prices of commodities and raw materials, and costs of labor, transportation, energy, pension and healthcare;  (6) the ability to stay on the leading edge of innovation, obtain necessary intellectual property protections and successfully respond to changing consumer habits and technological advances attained by, and patents granted to, competitors; (7) the ability to compete with our local and global competitors in new and existing sales channels, including by successfully responding to competitive factors such as prices, promotional incentives and trade terms for products; (8) the ability to manage and maintain key customer relationships; (9) the ability to protect our reputation and brand equity by successfully managing real or perceived issues, including concerns about safety, quality, ingredients, efficacy or similar matters that may arise; (10) the ability to successfully manage the financial, legal, reputational and operational risk associated with third party relationships, such as our suppliers, distributors, contractors and external business partners; (11) the ability to rely on and maintain key company and third party information technology systems, networks and services, and maintain the security and functionality of such systems, networks and services and the data contained therein; (12) the ability to successfully manage uncertainties related to changing political conditions (including the United Kingdom’s decision to leave the European Union) and potential implications such as exchange rate fluctuations and market contraction; (13) the ability to successfully manage regulatory and legal requirements and matters (including, without limitation, those laws and regulations involving product liability, intellectual property, antitrust, data protection, tax, environmental, and accounting and financial reporting) and to resolve pending matters within current estimates; (14) the ability to manage changes in applicable tax laws and regulations including maintaining our intended tax treatment of divestiture transactions; (15) the ability to successfully manage our ongoing acquisition, divestiture and joint venture activities, in each case to achieve the Company’s overall business strategy and financial objectives, without impacting the delivery of base business objectives; and (16) the ability to successfully achieve productivity improvements and cost savings and manage ongoing organizational changes, while successfully identifying, developing and retaining key employees, including in key growth markets where the availability of skilled or experienced employees may be limited.  For additional information concerning factors that could cause actual results and events to differ materially from those projected herein, please refer to our most recent 10-K, 10-Q and 8-K reports.

The Procter & Gamble Company Regulation G Reconciliation of Non-GAAP Measures

In accordance with the SEC's Regulation G, the following provides definitions of the non-GAAP measures used in Procter & Gamble's April 19, 2018 earnings call, associated slides, and other materials and the reconciliation to the most closely related GAAP measures. We believe that these measures provide useful perspective on underlying business trends (i.e. trends excluding non-recurring or unusual items) and provide a supplemental measure of year-on-year underlying results. The non-GAAP measures described below are used by Management in making operating decisions, allocating financial resources and for business strategy purposes. These measures may be useful to investors as they provide supplemental information about business performance and provide investors a view of our business results through the eyes of Management.  Of these, certain measures are also used to evaluate senior management and are a factor in determining their at-risk compensation. These non-GAAP measures are not intended to be considered by the user in place of the related GAAP measure, but rather as supplemental information to our business results.  These non-GAAP measures may not be the same as similar measures used by other companies due to possible differences in method and in the items or events being adjusted.

The measures provided are as follows:
1.	Organic sales growth — page 3
2.	Core EPS and currency-neutral Core EPS — pages 4-5
3.	Core operating profit margin and currency-neutral Core operating profit margin — page 6
4.	Core gross margin and currency-neutral Core gross margin — page 6
5.	Core SG&A margin – page 6
6.	Core effective tax rate — page 6
7.	Free cash flow — page 7
8.	Adjusted free cash flow productivity – page 7

The Core earnings measures included in the following reconciliation tables refer to the equivalent GAAP measures adjusted as applicable for the following items:
•
Incremental Restructuring:  The Company has had and continues to have an ongoing level of restructuring activities.  Such activities have resulted in ongoing annual restructuring related charges of approximately $250 - $500 million before tax.  In 2012, Procter & Gamble began a $10 billion strategic productivity and cost savings initiative that includes incremental restructuring activities.  In 2016, the Company communicated additional multi-year productivity and cost savings targets.  This results in incremental restructuring charges to accelerate productivity efforts and cost savings.  The adjustment to Core earnings includes only the restructuring costs above what we believe are the normal recurring level of restructuring costs.

•
Transitional Impact of U.S. Tax Reform:  As discussed in Note 2 to the Consolidated Financial Statements, the U.S. government enacted comprehensive tax legislation commonly referred to as the Tax Cuts and Jobs Act (the "U.S. Tax Act") in December 2017.  This resulted in a net charge of $650 million for the nine months ended March 31, 2018, comprised of an estimated repatriation tax charge of $3.9 billion and a net deferred tax benefit of $3.2 billion.  The adjustment to core earnings only includes this transitional impact.  It does not include the ongoing impacts of the lower U.S. statutory rate on current year earnings.

•
Early debt extinguishment charges:  During the three months ended December 31, 2016, the Company recorded a charge of $345 million after tax due to the early extinguishment of certain long-term debt.  This charge represents the difference between the reacquisition price and the par value of the debt extinguished.  Management does not view this charge as indicative of the Company's operating performance or underlying business results.

We do not view these items to be part of our sustainable results and their exclusion from Core earnings measures provides a more comparable measure of year-on-year results.  These items are also excluded when evaluating senior management in determining their at-risk compensation.

Organic sales growth*:  Organic sales growth is a non-GAAP measure of sales growth excluding the impacts of acquisitions, divestitures, the impact from India Goods and Services Tax changes (which were effective on July 1, 2017) and foreign exchange from year-over-year comparisons.  Management believes this measure provides investors with a supplemental understanding of underlying sales trends by providing sales growth on a consistent basis.

Organic sales growth excluding Grooming and Baby Care impact to organic sales: Organic sales growth excluding Grooming and Baby Care impact to organic sales is a measure of the company's organic sales growth excluding the organic sales impact of the Grooming and Baby Care businesses. Management believes this measure provides investors with a supplemental understanding of underlying sales trends excluding the Grooming and Baby Care businesses, which are facing unique business challenges.

Core EPS and currency-neutral Core EPS*:  Core earnings per share, or Core EPS, is a measure of the Company's diluted net earnings per share from continuing operations adjusted as indicated.  Currency-neutral Core EPS is a measure of the Company's Core EPS excluding the incremental current year impact of foreign exchange.

Core operating profit margin and currency-neutral Core operating profit margin: Core operating profit margin is a measure of the Company's operating margin adjusted for items as indicated. Currency-neutral Core operating profit margin is a measure of the Company's Core operating profit margin excluding the incremental current year impact of foreign exchange.

Core gross margin and currency-neutral Core gross margin: Core gross margin is a measure of the Company's gross margin adjusted for items as indicated. Currency-neutral Core gross margin is a measure of the Company's Core gross margin excluding the incremental current year impact of foreign exchange.

Core selling, general and administrative (SG&A) expense as a percentage of net sales: Core SG&A expense as a percentage of net sales is a measure of the Company's selling, general and administrative expenses adjusted for items as indicated. Management believes this non-GAAP measure provides a supplemental perspective to the Company's operating efficiency over time.

Core effective tax rate: Core effective tax rate is a measure of the Company's effective tax rate adjusted for items as indicated.

Free cash flow:  Free cash flow is defined as operating cash flow less capital spending. Free cash flow represents the cash that the Company is able to generate after taking into account planned maintenance and asset expansion.  Management views free cash flow as an important measure because it is one factor used in determining the amount of cash available for dividends and discretionary investment.

Adjusted free cash flow productivity*:  Adjusted free cash flow productivity is defined as the ratio of adjusted free cash flow to net earnings excluding the transitional impact of U.S. Tax Reform, which is non-recurring and not considered indicative of underlying earnings performance.  Management views adjusted free cash flow productivity as a useful measure to help investors understand P&G's ability to generate cash.  Adjusted free cash flow productivity is used by management in making operating decisions, allocating financial resources and for budget planning purposes.  The Company's long-term target is to generate annual adjusted free cash flow productivity at or above 90 percent.

* Measure is used to evaluate senior management and is a factor in determining their at-risk compensation.

1. Organic sales growth:
Three Months Ended March 31, 2018	Net Sales Growth	Foreign Exchange Impact	Acquisition & Divestiture Impact/Other (1)	Organic Sales Growth
Beauty	10%	(5)%	-%	5%
Grooming	2%	(5)%	-%	(3)%
Health Care	5%	(5)%	1%	1%
Fabric Care & Home Care	6%	(4)%	1%	3%
Baby, Feminine & Family Care	-%	(3)%	-%	(3)%
Total P&G	4%	(4)%	1%	1%
(1) Acquisition & Divestiture Impact/Other includes the volume and mix impact of acquisitions and divestitures, the impact of India Goods and Services Tax changes and rounding impacts necessary to reconcile net sales to organic sales.

Nine Months Ended March 31, 2018	Net Sales Growth	Foreign Exchange Impact	Acquisition & Divestiture Impact/Other (1)	Organic Sales Growth
Total P&G	3%	(2)%	-%	1%
(1) Acquisition & Divestiture Impact/Other includes the volume and mix impact of acquisitions and divestitures, the impact of India Goods and Services Tax changes and rounding impacts necessary to reconcile net sales to organic sales.

Organic Sales Growth Excluding Grooming and Baby Care Impact to Organic Sales

	Net Sales Growth	Foreign Exchange Impact	Acquisition & Divestiture Impact/Other (1)	Grooming and Baby Care Impact to Organic Sales	Organic Sales Growth Excluding Grooming and Baby Care
FYTD JFM 2018	3%	(2)%	-%	2%	3%
(1) Acquisition & Divestiture Impact/Other includes the volume and mix impact of acquisitions and divestitures, the impact of India Goods and Services Tax changes and rounding impacts necessary to reconcile net sales to organic sales.

Organic Sales
Prior Periods

Total Company	Net Sales Growth	Foreign Exchange Impact	Acquisition & Divestiture Impact/Other (1)	Organic Sales Growth
JFM 2017	(1)%	2%	-%	1%
AMJ 2017	-%	2%	-%	2%
JAS 2017	1%	-%	-%	1%
OND 2017	3%	(1)%	-%	2%
(1) Acquisition & Divestiture Impact/Other includes the volume and mix impact of acquisitions and divestitures, the impact of India Goods and Services Tax changes and rounding impacts necessary to reconcile net sales to organic sales.

Organic Sales
Guidance
Total Company	Net Sales Growth	Combined Foreign Exchange & Acquisition & Divestiture Impact/Other (1)	Organic Sales Growth
FY 2018 (Estimate)	Approximately +3%	(1)% to 0%	+2% to +3%
(1) Acquisition & Divestiture Impact/Other includes the volume and mix impact of acquisitions and divestitures, the impact of India Goods and Services Tax changes and rounding impacts necessary to reconcile net sales to organic sales.

2. Core EPS and currency-neutral Core EPS:
	Three Months Ended March 31
	2018	2017
Diluted Net Earnings Per Common Share	$0.95	$0.93
Incremental Restructuring	0.04	0.03
Transitional Impact of U.S. Tax Reform	0.01	-
Rounding	-	-
Core EPS	$1.00	$0.96
Percentage change vs. prior period	4%
Currency Impact to Earnings	(0.03)
Currency-Neutral Core EPS	$0.97
Percentage change vs. prior period Core EPS	1%

	Nine Months Ended March 31
	2018	2017
Diluted Net Earnings Per Common Share	$2.94	$4.76
Discontinued Operations	-	(1.89)
Incremental Restructuring	0.09	0.08
Transitional Impact of U.S. Tax Reform	0.24	-
Early Debt Extinguishment Charges	-	0.13
Rounding	0.01	(0.01)
Core EPS	$3.28	$3.07
Percentage change vs. prior period	7%
Currency Impact to Earnings	(0.06)
Currency-Neutral Core EPS	$3.22
Percentage change vs. prior period Core EPS	5%

Note – All reconciling items are presented net of tax. Tax effects are calculated consistent with the nature of the underlying transaction.

Guidance
Total Company	Diluted EPS Growth	Impact of Incremental Non-Core Items*	Core EPS Growth
FY 2018 (Estimate)	(33%) to (31%)	About +39%	+6% to +8%
* Includes change in discontinued operations (includes fiscal year 2017 gain on sale of Beauty Brands)

Prior Quarters

	JFM 17	JFM 16	AMJ 17	AMJ 16	JAS 17	JAS 16	OND 17	OND 16
Diluted Net Earnings Per Common Share	$0.93	$0.97	$0.82	$0.69	$1.06	$0.96	$0.93	$2.88
Discontinued Operations	-	(0.16)	-	0.02	-	0.04	-	(1.95)
Incremental Restructuring	0.03	0.04	0.02	0.08	0.03	0.03	0.02	0.03
Transitional Impact of U.S. Tax Reform	-	-	-	-	-	-	0.24	-
Early Debt Extinguishment Charges	-	-	-	-	-	-	-	0.13
Rounding	-	0.01	0.01	-	-	-	-	(0.01)
Core EPS	$0.96	$0.86	$0.85	$0.79	$1.09	$1.03	$1.19	$1.08

Percentage change vs. prior period	12%		8%		6%		10%

Currency Impact to Earnings	0.03		-		-		(0.04)
Currency-Neutral Core EPS	$0.99		$0.85		$1.09		$1.15

Percentage change vs. prior period Core EPS	15%		8%		6%		6%

3. Core operating profit margin:
	Three Months Ended March 31
	2018	2017
Operating Profit Margin	20.2%	21.5%
Incremental Restructuring	0.8%	0.6%
Rounding	0.1%	-
Core Operating Profit Margin	21.1%	22.1%
Basis point change vs. prior year Core margin	(100)
Currency Impact to Margin	0.3%
Currency-Neutral Core Operating Profit Margin	21.4%
Basis point change vs. prior year Core margin	(70)

4. Core gross margin:
	Three Months Ended March 31
	2018	2017
Gross Margin	48.8%	49.8%
Incremental Restructuring	0.7%	0.7%
Rounding	(0.1)%	-%
Core Gross Margin	49.4%	50.5%
Basis point change vs. prior year Core margin	(110)
Currency Impact to Margin	0.2%
Currency-Neutral Core Gross Margin	49.6%
Basis point change vs. prior year Core margin	(90)

5. Core SG&A margin:
	Three Months Ended March 31
	2018	2017
SG&A Margin	28.5%	28.3%
Incremental Restructuring	(0.2)%	0.1%
Core SG&A Margin	28.3%	28.4%
Basis points change vs. prior period	(10)

6. Core effective tax rate:
	Three Months Ended March 31
	2018	2017
Effective Tax Rate	21.9%	23.4%
Incremental Restructuring	(0.2)%	-%
Transitional Impact of U.S. Tax Reform	(0.7)%	-%
Core Effective Tax Rate	21.0%	23.4%
Basis points change vs. prior period	(240)

7. Free cash flow:

Three Months Ended March 31, 2018
Operating Cash Flow	Capital Spending	Free Cash Flow
$3,353	$(910)	$2,443

8. Adjusted free cash flow productivity:

Three Months Ended March 31, 2018
Free Cash Flow	Net Earnings	Transitional Impacts of U.S. Tax Reform	Adjusted Net Earnings	Adjusted Free Cash Flow Productivity
$2,443	$2,540	$22	$2,562	95%